UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2024

Tutor Perini Corporation

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with a proposed private offering of $400 million aggregate principal amount of senior notes due 2029 (the “Offering”), Tutor Perini Corporation (the “Company”) is disclosing the following preliminary financial estimates for the fiscal quarter ended, and as of, March 31, 2024.

The Company has not yet completed preparation of financial statements for the fiscal quarter ended March 31, 2024, but based on preliminary data available to it, it is providing the following preliminary estimates:

•	Revenue in the range of approximately $1.025 billion to $1.075 billion;

•	Net income attributable to Tutor Perini Corporation in the range of approximately $14 million to $17 million;

•	Diluted EPS in the range of approximately $0.27 per share to $0.32 per share;

•	Cash flow from operations in the range of approximately $96 million to $100 million; and

•

Total debt of approximately $800 million, a reduction of approximately $100 million from December 31, 2023. This is expected to be further reduced by an additional amount of approximately $100 million with the anticipated redemption of $500 million aggregate principal amount of the Company’s Senior Notes due 2025 and issuance of $400 million aggregate principal amount of senior notes due 2029 in the Offering.

The preliminary estimates of the Company’s results presented above are based upon currently available information, and are subject to revision as a result of, among other things, the completion of the Company’s financial closing procedures, the completion of its financial statements for such period and the completion of other operational procedures (all of which have not yet been completed), including the possibility of changes as a result of resolutions on open litigation, arbitration or other settlement negotiations that could occur through the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024. Additional items that may require adjustments to the preliminary estimates may be identified. The Company’s actual results may be materially different from its preliminary estimates, which should not be regarded as a representation by the Company, its management or the initial purchasers as to the Company’s actual results for the fiscal quarter ended, and as of, March 31, 2024. You should not place undue reliance on this preliminary information. In addition, the preliminary data is not necessarily indicative of the Company’s results for any future period. During the course of the preparation of the Company’s financial statements and related notes as of and for the three months ended March 31, 2024, the Company may identify items that would require material adjustments to these preliminary estimates. The Company does not intend to update or otherwise revise these preliminary estimates to reflect future events. As a result, you should exercise caution in relying on this information and should not draw any inferences from this information. These preliminary estimates have been prepared by and are the responsibility of the Company’s management. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates, and accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The assumptions underlying the preliminary financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On April 15, 2024, the Company announced that it had commenced the Offering, subject to market and other conditions. In connection with the Offering, on April 15, 2024, the Company distributed a confidential preliminary offering circular containing the preliminary financial results set forth above in Item 2.02, which are incorporated in this Item 7.01 by reference. The Company intends to use the net proceeds from the Offering, together with cash on hand, to fund the redemption or repurchase of its $500 million of Senior Notes due 2025. The Company may temporarily invest amounts that are not immediately needed for these purposes in cash or cash equivalents or other short-term investments, including marketable securities. This Form 8-K does not constitute a notice of redemption for the Senior Notes due 2025, which, if given, will be made in accordance with the indenture governing the Senior Notes due 2025. The information furnished under Items 2.02 and 7.01 herein is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This report does not constitute an offer to sell or a solicitation of an offer to buy the notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The notes to be offered pursuant to the Offering have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Credit Agreement Amendment

Also on April 15, 2024, the Company announced that it has entered into an amendment (the “Credit Agreement Amendment”) to the credit agreement, dated as of August 18, 2020, with BMO Bank N.A. (f/k/a BMO Harris Bank N.A.), as Administrative Agent, Swing Line Lender and L/C Issuer and other lenders thereto, governing the Company’s senior secured credit facilities currently consisting of tranches of term loan B credit facilities with $275.1 million outstanding as of April 12, 2024 (the “Term Loan B”) and an undrawn $175 million revolving credit facility (the “Revolver”). Among other changes, (1) the Revolver will have its maturity date extended from August 18, 2025 to (a) if any tranche of the Term Loan B, any incremental term loan or any refinancing term loan (or any refinancing or replacement thereof) remains outstanding, the earlier of (i) May 20, 2027 and (ii) the date that is ninety (90) days prior to the final maturity of any tranche of the Term Loan B, any incremental term loan or any refinancing term loan (or any refinancing or replacement thereof), as applicable, and (b) if no obligations are outstanding with respect to any tranche of the Term Loan B, any incremental term loan or any refinancing term loan, August 18, 2027 and (2) the aggregate commitments in respect of the Revolver will be permanently reduced by $5 million from $175 million to $170 million. The Credit Agreement Amendment is expected to become effective on or around the settlement date of the Offering, subject to satisfaction or waiver of conditions to effectiveness thereunder (including, without limitation, (a) the consummation of the refinancing of $500 million of the Senior Notes due 2025 of the Company with the proceeds of the senior notes due 2029 and cash on hand, and (b) the terms of the notes being reasonably satisfactory to the revolving credit lenders). If the Credit Agreement Amendment does not become effective prior to May 15, 2024, the Credit Agreement Amendment will become null and void and the contemplated amendments to the credit agreement will not be effective.

A copy of the press release announcing the Offering and the Credit Agreement Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Note Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and statements regarding future guidance or estimates and non-historical performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: our expectations regarding the Offering and the use of proceeds thereof, and any redemption of the Senior Notes due 2025; unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; revisions of estimates of contract risks, revenue or costs, economic factors such as inflation, the timing of new awards, or the pace of project execution, which has resulted and may continue to result in losses or lower than anticipated profit; increased competition and failure to secure new contracts; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; risks and other uncertainties associated with estimates and assumptions used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; possible systems and information technology interruptions and breaches in data security and/or privacy; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions, and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; decreases in the level of government spending for infrastructure and other public projects; the impact of inclement weather conditions and other events outside our control on projects; client cancellations of, or reductions in scope under, contracts reported in our backlog; risks related to government contracts and related procurement regulations; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; physical and regulatory risks related to climate change; impairment of our goodwill or other indefinite-lived intangible assets; our ability to refinance our Senior Notes due 2025, including the timing and terms of a refinancing process, is subject to market and other conditions and may not be successful or may be completed on terms less favorable to the Company than currently anticipated; an inability to obtain bonding could have a negative impact on our operations and results; failure to meet our obligations under our debt agreements (especially in a high interest rate environment), including the spring-forward maturity of our Term Loan B and/or Revolver on certain dates in 2025 if any of the Senior Notes due 2025 remain outstanding as of such dates; downgrades in our credit ratings; the exertion of influence over the Company by our chairman and chief executive officer due to his position and significant ownership interest; significant fluctuations in the market price of our common stock, which could result in substantial losses for stockholders and potentially subject us to securities litigation; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed on February 28, 2024 and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date: April 15, 2024	By:	/s/ Ryan J. Soroka
Ryan J. Soroka
Senior Vice President & Chief Financial Officer

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